Greyrock
Business
Credit

A NationsBank Company


                           Loan and Security Agreement


Borrower:                Interactive Magic, Inc. and
                         iMagic Online Corporation
Address:                 215 Southport Drive, Suite 1000
                         Morrisville, North Carolina  27560

Date: April 30, 1998

This Loan and Security Agreement is entered into on the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation
("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024 and the borrower named above ("Borrower"),* whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

*All references to "Borrower" herein shall mean and be each of Interactive Magic, Inc. ("IMI") and U.S. Related Company (as defined in Section 8 below).


1.   LOANS.

     1.1 Loans. GBC will make loans to Borrower (the "Loans"), in amounts determined by GBC in its sole discretion, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to GBC, without notice or demand.

     1.2 Interest. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by GBC and Borrower. Interest shall be payable monthly, on the last day of the month. Interest may, in GBC's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans.

     1.3 Fees. Borrower shall pay GBC the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to GBC and are not refundable.

2.   SECURITY INTEREST.

     2.1 Security Interest. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to GBC a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Receivables, Investment Property and General Intangibles, including, without
limitation,   all  of  Borrower's  Deposit  Accounts,  all  money,  all
collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of letters of credit, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.*

     *Borrower's payment and performance of all of the Obligations when due shall be secured also by the Additional Collateral.



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3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     In order to induce GBC to enter into this Agreement and to make Loans, Borrower represents and warrants to GBC as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

     3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

     3.2 Name; Trade Names and Styles. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give GBC 30 days'prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 Place of Business; Location of Collateral. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give GBC at least 30 days' prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

     3.4 Title to Collateral; Permitted Liens. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. GBC now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend GBC and the Collateral against all claims of others. So long as any Loan is outstanding which is a term loan, none of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. * prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by GBC, use its best efforts to cause such third party to execute and deliver to GBC, in form acceptable to GBC, such waivers and subordinations as GBC shall specify, so as to ensure that GBC's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

* Borrower will not store Inventory valued at more than $50,000 in any property leased by Borrower where such lease would

     3.5 Maintenance of Collateral. Borrower will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise GBC in writing of any material loss or damage to the Collateral. Borrower will maintain the validity of, and otherwise maintain, preserve and protect, its patents, trademarks, copyrights and other intellectual property in accordance with prudent business practices.

     3.6 Books and Records. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

     3.7 Financial Condition, Statements and Reports. All financial statements now or in the future delivered to GBC have been, and will be, prepared in conformity with generally accepted accounting principles and now and in



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the future  will  completely  and fairly  reflect  the  financial  condition  of
Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to GBC and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

     3.8 Tax Returns and Payments; Pension Contributions. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies GBC in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

     3.9 Compliance with Law. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

     3.10 Litigation. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform GBC in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

     3.11 Use of Proceeds. All proceeds of all Loans shall be used solely for lawful business purposes.

4.   RECEIVABLES AND INVESTMENT PROPERTY.

     4.1 Representations Relating to Receivables. Borrower* represents and warrants to GBC that each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, in the ordinary course of Borrower's business**.

* and U.K. Related Company

** or U.K. Related Company's business (except as disclosed to and approved by GBC)

     4.2 Representations Relating to Documents and Legal Compliance. Borrower* represents and warrants to GBC as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's ** books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall comply with all applicable laws and governmental rules and regulations. All signatures and indorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

* and U.K. Related Company each
** (or U.K. Related Company's, as the case may be)

     4.3 Schedules and Documents Relating to Receivables and Investment Property. Borrower shall deliver to GBC transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on GBC's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit GBC's security interest and other rights in all of Borrower's*



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Receivables,  nor shall  GBC's  failure to  advance  or lend  against a specific
Receivable affect or limit GBC's security interest and other rights therein. Together with each such schedule and assignment, or later if requested by GBC, Borrower shall furnish GBC with copies (or, at GBC's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to GBC an aged accounts receivable trial balance in such form and at such intervals as GBC shall request. **, Borrower shall deliver to GBC the originals of all instruments, chattel paper, security agreements,
guarantees  and  other  documents  and  property   evidencing  or  securing  any
Receivables, and in the same form as received, with all necessary indorsements, and, upon the request of GBC, Borrower shall deliver to GBC all letters of credit and also all certificated securities with respect to any Investment
Property, with all necessary indorsements, and obtain such account control agreements with securities intermediaries and take such other action with respect to any Investment Property, as GBC shall request, in form and substance satisfactory to GBC. Upon request of GBC Borrower additionally shall obtain consents from any letter of credit issuers with respect to the assignment to GBC of any letter of credit proceeds.

* and U.K. Related Company's

** Upon request

     4.4 Collection of Receivables and Investment Property Income. Borrower* shall have the right to collect all Receivables and retain all Investment Property payments and distributions, unless and until a Default or an Event of Default has occurred. Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Receivables and Investment Property in trust for GBC, and Borrower shall deliver all such payments, proceeds and distributions to GBC, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as GBC shall determine.** Upon the request of GBC, any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account as part of the Collateral.

* and U.K. Related Company each

** Except to the extent otherwise provided in the Schedule or as otherwise agreed with GBC, U.K. Related Company shall hold all payments on, and proceeds of, and distributions with respect to, U.K. Related Company's Receivables in trust for GBC, and U.K. Related Company shall deliver all such payments, proceeds and distributions to GBC, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as GBC shall determine.

     4.5 Disputes. Borrower* shall notify GBC promptly of all disputes or claims relating to Receivables on the regular reports to GBC. Borrower shall not forgive, or settle any Receivable for less than payment in full, or agree to do any of the foregoing**, except that*** Borrower may do so, provided that: (i) Borrower**** does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to GBC on the regular reports provided to GBC; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such settlements and forgiveness, the total outstanding Loans and other Obligations will not exceed the Credit Limit.

* and U.K. Related Company each

** (nor shall U.K. Related Company agree to do any of the foregoing)

*** each of U.K. Related Company and

**** or U.K. Related Company, as the case may be,

     4.6 Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to GBC).

     4.7 Verification. GBC may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, in the name of Borrower* or GBC or such other name as GBC may choose, and GBC or its designee may, at any time, notify Account Debtors that it has a security



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interest in the Receivables.

* , U.K. Related Company

     4.8 No Liability. GBC shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall GBC be deemed to be responsible for any of Borrower's* obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve GBC from liability for its own gross negligence or willful misconduct.

* or U.K. Related Company's

5.   ADDITIONAL DUTIES OF THE BORROWER.

     5.1 Insurance. Borrower shall, at all times, insure all of the tangible personal property Collateral* and carry such other business insurance, with insurers reasonably acceptable to GBC, in such form and amounts as GBC may reasonably require, and Borrower shall provide evidence of such insurance to GBC, so that GBC is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name GBC as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to GBC. Upon receipt of the proceeds of any such insurance, GBC shall apply such proceeds in reduction of the Obligations as GBC shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, GBC shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. GBC may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, GBC may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to GBC copies of all reports made to insurance companies.

* (but not with respect to any Receivable)

     5.2 Reports. Borrower, at its expense, shall provide GBC with the written reports set forth in the Schedule, and such other written reports with respect to Borrower* (including budgets, sales projections, operating plans and other financial documentation), as GBC shall from time to time reasonably specify.

* and U.K. Related Company

     5.3 Access to Collateral, Books and Records. At reasonable times, and on one business day's notice, GBC, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's* books and records. GBC shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but GBC shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent GBC's then current standard charge for the same), plus reasonable out-of-pockets expenses. Borrower shall not be charged more than $3,000 per audit (plus reasonable out-of-pockets expenses), nor shall audits be done more frequently than four times per calendar year, provided that the foregoing limits shall not apply **, nor shall they restrict GBC's right to conduct audits at its own expense (whether or not a Default or Event of Default has occurred). Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining GBC's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give GBC the same rights with respect to access to books and records and related rights as GBC has under this Agreement.

* and U.K. Related Company's

** while Borrower is in Default

     5.4 Remittance of Proceeds. All proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower* to GBC in the original form in which received by Borrower not later than the following business day after receipt by Borrower**, to be applied to the Obligations in such order as GBC shall determine; provided that, if no Default or Event of Default has occurred and is continuing, and if no term loan is outstanding hereunder, then Borrower shall not be obligated to remit to GBC the proceeds of the sale of Equipment which is sold in the ordinary course of business, in a good-faith arm's length transaction. Except for the proceeds of the sale of Equipment as set forth above***, Borrower**** shall not commingle proceeds of Collateral with any of Borrower's* other funds or property, and shall hold such proceeds separate and apart from such other funds and property and in an express trust for GBC. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.



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* or U.K. Related Company's

** or U.K. Related Company

*** and except as provided in the Schedule as to U.K. Related Company

**** and U.K. Related Company

     5.5 Negative Covenants. Except as may be permitted in the Schedule, Borrower shall not, without GBC's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity*; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except that, provided no Default or Event of Default has occurred and is continuing, Borrower may (a) sell finished Inventory in the ordinary course of Borrower's business, (b) if no term loan is outstanding hereunder, sell Equipment in the ordinary course of business, in good-faith arm's length transactions, and (c) license or sublicense intellectual property in the ordinary course of Borrower's business; (v) store any Inventory or other Collateral with any warehouseman or other third party**; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis***;
(vii) make any loans of money or other assets****; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity*****; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower)+; (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve; or (xiv) agree to do any of the foregoing.

* (except that Borrower may merge into another corporation for purposes of effecting a reincorporation into another state after GBC has notified Borrower in writing that all steps necessary to protect the validity and perfection of GBC's first-priority security interest in the Collateral, subject to Permitted Liens, have been taken)

** except as disclosed to and approved by GBC and after delivery to GBC of such documents as GBC may reasonably require

*** , except in accordance with Borrower's normal business practices as disclosed to GBC

**** , other than to employees in the ordinary course of business or any software developer not exceeding $100,000 in the aggregate

***** which is not a Subsidiary of Borrower

+ other than to U.K. Related Company

     5.6 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against GBC with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to GBC, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that GBC may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     5.7 Notification of Changes. Borrower will promptly notify GBC in writing of any change in its officers or directors, the opening of any new bank account or other deposit account, the opening of any new securities account, and any material adverse change in the business or financial affairs of Borrower.

     5.8 Further Assurances. Borrower agrees, at its expense, on request by GBC, to execute all documents and take all actions, as GBC may deem reasonably necessary or useful in order to perfect and maintain GBC's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

     5.9  Indemnity.  Borrower  hereby  agrees  to  indemnify  GBC and  hold GBC harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys' fees), of every nature, character and description, which GBC may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between GBC and Borrower, any actual or alleged failure of GBC to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by GBC relating to Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of GBC or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing GBC). Notwithstanding any provision in this Agreement to the



                                      -6-
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contrary,  the  indemnity  agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

6.   TERM.

     6.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date.

     6.2 Early Termination. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to GBC; or (ii) by GBC at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by GBC under this Section 6.2, Borrower shall pay to GBC a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

     6.3 Payment of Obligations. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued based upon an application, guarantee, indemnity or similar agreement on the part of GBC, then on such date Borrower shall provide to GBC cash collateral in an amount equal to 110% of the face amount of all such letters of credit plus all interest, fees and costs due or (in GBC's estimation) likely to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to GBC's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of GBC's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of GBC, GBC may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of GBC, nor shall any such termination relieve Borrower of any Obligation to GBC, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, GBC shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate GBC's security interests.

7.   EVENTS OF DEFAULT AND REMEDIES.

     7.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give GBC immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Borrower or any Guarantor or any of Borrower's or any Guarantor's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or
(b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit; or (d) Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within * days after the date performance is due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10* days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien**; or (h) Borrower or any Guarantor breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's or such Guarantor's business or financial condition***; or (i) dissolution, termination of existence, insolvency or business failure of Borrower or any Guarantor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the



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Obligations  or any attempt to do any of the foregoing or any defined  "Event of
Default" shall occur under any Security Agreement entered into by any Guarantor in favor of GBC; or (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset pledged by any other Person to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such Person under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (m) Borrower or any Guarantor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits or terminates its subordination agreement; or (n) there shall be a change in the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock of **** in one or more transactions, compared to the ownership of outstanding shares of stock of **** in effect on the date hereof, without the prior written consent of GBC*****; or (o) Borrower or any Guarantor shall generally not pay its debts as they become due, or Borrower or any Guarantor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's or any Guarantor's business or financial condition. GBC may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

* 15

**, provided that if the amount involved is less than $25,000 then the same shall not be an Event of Default unless and until the holder of the Permitted Lien commences any action to enforce its lien against any Collateral

*** and such breach is not cured within 15 days

**** IMI

***** or there shall be a change in the record or beneficial ownership of either Related Company such that IMI ceases to hold 100% of the common stock and all other capital stock of either Related Company, in one or more transactions, compared to the ownership of outstanding shares of stock of such Related Company in effect on the date hereof, without the prior written consent of GBC (other than in connection with any initial public offering)

     7.2 Remedies. Upon the occurrence and during the continuance of any Event of Default, GBC, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes GBC without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as GBC deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should GBC seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that GBC retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to GBC at places designated by GBC which are reasonably convenient to GBC and Borrower, and to remove the Collateral to such locations as GBC may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, GBC shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time GBC obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as GBC deems reasonable, or on GBC's premises, or elsewhere and the Collateral need not be located at the place of disposition. GBC may directly or through any affiliated company purchase or lease any



                                      -8-
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Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------

Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale;
(g) Demand  payment  of, and  collect any  Receivables  and General  Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes GBC to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in GBC's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; (h) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     7.3 Standards for Determining Commercial Reasonableness. Borrower and GBC agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by GBC, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, GBC may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. GBC shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable. Without limiting the generality of the foregoing, Borrower recognizes that GBC may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

     7.4 Power of Attorney. Upon the occurrence and during the continuance of any Event of Default, without limiting GBC's other rights and remedies, Borrower grants to GBC an irrevocable power of attorney coupled with an interest, authorizing and permitting GBC (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but GBC agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that GBC may, in its sole discretion, deem advisable in order to perfect and maintain GBC's security interest in the Collateral, or in order to exercise a right of Borrower or GBC, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of GBC's Collateral or in which GBC has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien;
(d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into GBC's possession; (e) Endorse all checks and other forms of remittances received by GBC; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give GBC the same rights of access and other rights with respect thereto as GBC has under this Agreement; (k) Execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with



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Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------

respect to any Investment Property; and (l) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall GBC's rights under the foregoing power of attorney or any of GBC's other rights under this Agreement be deemed to indicate that GBC is in control of the business, management or properties of Borrower.

     7.5 Application of Proceeds. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by GBC first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by GBC in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as GBC shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to GBC for any deficiency. If, GBC, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, GBC shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by GBC of the cash therefor.

     7.6 Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, GBC shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between GBC and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by GBC of one or more of its rights or remedies shall not be deemed an election, nor bar GBC from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of GBC to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Account Debtor" means the obligor on a Receivable.

     "Additional Collateral" means all property and interests in property and proceeds thereof described as collateral in the U.K. Related Company Security Agreement.

     "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

     "Agreement" and "this Agreement" means this Loan and Security Agreement and all modifications and amendments thereto, extensions thereof, and replacements therefor.

     "Business Day" means a day on which GBC is open for business.

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

     "Collateral" has the meaning set forth in Section 2.1 above.

     "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Eligible Receivables" means unconditional Receivables arising in the ordinary course of Borrower's* business from the completed sale of goods or rendition of services, which GBC, in its sole judgment, shall deem eligible for borrowing, based on such considerations as GBC may from time to time deem appropriate.

* or U.K. Related Company's

     "Equipment" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "Event of Default" means any of the events set forth in Section 7.1 of this Agreement.



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     "General  Intangibles" means all general  intangibles of Borrower,  whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Guarantor" means any Person who has guaranteed any of the Obligations.

     "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Investment Property" means any and all investment property of Borrower, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

     "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to GBC, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by GBC in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and GBC.

     "Permitted Liens" means the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of GBC and are consented to in writing by GBC (which consent shall not be unreasonably  withheld);  (v) security interests being terminated  substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. GBC will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on GBC's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of GBC, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

     "Person" means any  individual,  sole  proprietorship,  partnership,  joint
venture,   trust,   unincorporated   organization,   association,   corporation,
government, or any agency or political division thereof, or any other entity.

     "Prime Rate" means the actual "Reference Rate" or the substitute therefor of Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as so defined, is

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Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------

unavailable on any date of determination, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal, on such date of determination, as the base rate on corporate loans at large United States money center commercial banks, as determined in good faith by GBC, which determination shall be conclusive absent manifest error.

     "Receivables" means all of Borrower's* now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower**, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower**, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

* or U.K. Related Company's

** or U.K. Related Company

     "Related Company" means, collectively, U.K. Related Company and U.S. Related Company.

     "U.K. Related Company" means Interactive Magic (UK) LTD, a corporation organized under the laws of England, which is a subsidiary of Borrower.

     "U.K. Related Company Guaranty" means a guaranty of U.K. Related Company, in form and substance satisfactory to GBC, pursuant to which U.K. Related Company guarantees the Obligations.

     "U.K. Related Company Security Agreement" means a debenture between U.K. Related Company and GBC, in form and substance satisfactory to GBC, pursuant to which U.K. Related Company pledges to GBC, and grants to GBC a security interest in, U.K. Related Company's accounts receivable and other property and interests in property described therein as security for the Obligations.

     "U.S. Related Company" means iMagic Online Corporation, a corporation organized under the laws of North Carolina, which is a subsidiary of Borrower.

     "U.S. Related Company Guaranty" means a guaranty of U.S. Related Company, in form and substance satisfactory to GBC, pursuant to which U.S. Related Company guarantees the Obligations.

     Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.   GENERAL PROVISIONS.*

* Each reference to Borrower in Sections 9.5 through 9.17 below shall be deemed to include a reference to the U.K. Related Company.

     9.1 Interest Computation. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by GBC (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by GBC on account of the Obligations three Business Days after receipt by GBC of immediately available funds. GBC shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to GBC in its discretion, and GBC may charge Borrower's Loan account for the amount of any item of payment which is returned to GBC unpaid.

     9.2 Application of Payments. All payments with respect to the Obligations may be applied, and in GBC's sole discretion reversed and reapplied, to the Obligations, in such order and manner as GBC shall determine in its sole discretion.

     9.3 Charges to Account. GBC may, in its discretion, require that Borrower pay monetary Obligations in cash to GBC, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

     9.4 Monthly Accountings. GBC shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by GBC), unless Borrower notifies GBC in writing to the contrary within sixty days after each account is rendered, describing the nature of any alleged errors or admissions.

     9.5 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service, or by facsimile, or by regular first-class mail, or certified mail return receipt requested, addressed to GBC or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service, or one

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Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------

day after the date sent by facsimile, or two business days following the deposit thereof in the United States mail, with postage prepaid*.

* (or seven days following the deposit thereof in the English mail, with postage prepaid)

     9.6 Severability. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     9.7 Integration. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and GBC and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

     9.8 Waivers. The failure of GBC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and GBC shall not waive or diminish any right of GBC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to GBC shall be deemed to have been waived by any act or knowledge of GBC or its agents or employees, but only by a specific written waiver signed by an authorized officer of GBC and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by GBC on which Borrower is or may in any way be liable, and notice of any action taken by GBC, unless expressly required by this Agreement.

     9.9 Amendment. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of GBC.

     9.10 Time of Essence. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     9.11 Attorneys' Fees and Costs. Borrower shall reimburse GBC for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by GBC, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs GBC incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce GBC's security interest in, the Collateral; and otherwise represent GBC in any litigation relating to Borrower. If either GBC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which GBC may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     9.12 Benefit of Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and GBC; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of GBC, and any prohibited assignment shall be void. No consent by GBC to any assignment shall release Borrower from its liability for the Obligations.

     9.13 Joint and Several Liability. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     9.14 Limitation of Actions. Any claim or cause of action by Borrower against GBC, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future document or agreement, or any other

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Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------

transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by GBC, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of GBC, or on any other person authorized to accept service on behalf of GBC, within thirty (30) days thereafter. Borrower agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of GBC in its sole discretion. This provision shall survive any termination of this Agreement or any other present or future agreement.

     9.15 Paragraph Headings; Construction. Paragraph headings are only used in this Agreement for convenience. Borrower and GBC acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including," whenever used in this Agreement, shall mean "including (but not limited to)." This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against GBC or Borrower under any rule of construction or otherwise.

     9.16 Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of GBC and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to GBC to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at GBC's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     9.17 Mutual Waiver of Jury Trial. BORROWER AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     Borrower:

         INTERACTIVE MAGIC, INC.


         By:  /s/ Robert L. Pickens
            ---------------------------------------------
         Title:   President
               ------------------------------------------


         By:  /s/ William J. Kaluza
            ---------------------------------------------
         Title:   Secretary
               ------------------------------------------


         iMAGIC ONLINE CORPORATION


         By:   /s/  Robert L. Pickens
            ---------------------------------------------
         Title: Vice President
               ------------------------------------------


         By:   /s/  William J. Kaluza
            ---------------------------------------------
         Title: Secretary
               ------------------------------------------


     GBC:

         GREYROCK BUSINESS CREDIT,
         a Division of NationsCredit Commercial Corporation


         By:  /s/ Lisa Nagano
            ---------------------------------------------
         Title:   Vice President
               ------------------------------------------

Greyrock Business Credit                            Loan and Security Agreement
--------------------------------------------------------------------------------


                             RELATED COMPANY CONSENT

     Interactive Magic (UK) LTD., a corporation organized under the laws of England ("U.K. Related Company"), hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing agreement as they relate to U.K. Related Company, and agrees to be bound thereby.

         INTERACTIVE MAGIC (UK) LTD.



         By:  /s/  Robert L. Pickens
            ---------------------------------------------
         Title:  Director
               ------------------------------------------

         By:  /s/ Nina Jo C. Rutledge
            ---------------------------------------------
         Title:   Secretary
               ------------------------------------------

Greyrock
Business
Credit

A NationsBank Company


                                   Schedule to
                           Loan and Security Agreement





Borrower:                  Interactive Magic, Inc. and
                           iMagic Online Corporation
Address:                   215 Southport Drive, Suite 1000
                           Morrisville, North Carolina 27560

Date:      April 30, 1998


This Schedule is an integral part of the Loan and Security Agreement between Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC") and the borrower named above ("Borrower") of even date. All references to "Borrower" herein shall mean and be each of Interactive Magic, Inc. ("Parent Company") and iMagic Online Corporation ("U.S. Related Company"), individually and collectively, and the successors and assigns of each.

================================================================================

1.   CREDIT LIMIT        An amount not to exceed the lesser of (1) or (2) below:
     (Section 1.1):

                         (1)  $5,000,000 at any one time outstanding; or

                         (2) an amount equal to the sum of the following (without duplication):

                              (i) 65% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus

                              (ii) 65% of the Eligible Receivables of U.K Related Company (as defined in Section 8 above), as calculated in U.S. Dollars, plus

                              (iii) an amount equal to the lesser of (A) $1,500,000 at any one time outstanding or (B) 200% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above). "Value," as used herein, means the lower of cost or wholesale market value.

                         The Credit Limit does not apply to Parent Company and U.S. Related Company individually but rather applies to all Loans to and Obligations of Parent Company and U.S. Related Company in the aggregate. Accordingly, notwithstanding anything in the Loan and Security Agreement, in no event shall Parent Company and U.S. Related Company permit the total combined balance of all Loans to Parent Company and U.S. Related Company and all other Obligations of Parent Company and U.S. Related Company to GBC combined at any one time

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         outstanding  to  exceed  in the  aggregate  the  Credit
                         Limit.

                         For purposes of requesting any Loans, receiving any Loan proceeds and otherwise administering the Loan and Security Agreement, U.S. Related Company hereby irrevocably appoints, designates and authorizes Parent Company to act on U.S. Related Company's behalf, and the action of Parent Company in the name of U.S. Related Company shall in each case bind U.S. Related Company. GBC shall be fully entitled to rely upon and act following receipt of any notice, request or instructions by Parent Company on behalf of U.S. Related Company.

                         Notwithstanding any provision to the contrary contained herein, for so long as the Subordination Agreement dated April 30, 1998 between GBC and Petra Capital, LLC shall remain in effect, the total combined balance of all Loans hereunder shall not exceed the aggregate amount of $4,500,000.

================================================================================

2.  INTEREST

     Interest Rate       The interest  rate in effect  throughout  each calendar
     (Section 1.2):      month  during the term of this  Agreement  shall be the
                         highest "Prime Rate" in effect during such month,  plus
                         2.0% per annum, provided that the interest rate in effect in each month shall not be less than the highest
                         Bank of America reference rate in effect during such month, and provided further that the interest charged for each month shall be a minimum of $7,500, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" has the meaning set forth in Section 8 above.

================================================================================

3.   FEES (Section 1.3/Section 6.2):

     Loan Fee:           $50,000,  payable $4,166.67  concurrently  herewith and
                         $4,166.67 on the first day of each calendar month thereafter until paid in full, with interest at the rate provided in Section 1.2 above.

     Termination Fee:    $7,500  per month for each month (or  portion  thereof)
                         from the effective  date of termination to the Maturity
                         Date

     NSF Check Charge:   $15.00 per item.

     Wire Transfers:     $15.00 per transfer.

================================================================================

4.   MATURITY DATE       April  30,  1999,   subject  to  automatic  renewal  as
     (Section 6.1):      provided in Section 6.1 above, and early termination as
                         provided in Section 6.2 above.

================================================================================

5.   REPORTING           Parent Company shall provide GBC with the following:
     (Section 5.2):

                         1. Annual financial statements, as soon as available, and in any event within 90 days following the end of Parent Company's fiscal year, certified by independent certified public accountants acceptable to GBC.

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         2. Quarterly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each fiscal quarter of Parent Company.

                         3. Monthly unaudited financial statements as soon as available and, in any event, no later than 30 days after the end of each month.

                         4. Monthly Receivable agings, aged by invoice date, within 10 days after the end of each month.

                         5. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month.

                         6. Such financial statements as are prepared in the ordinary course for each Related Company, as soon as available.

                         7. Such information as GBC shall from time to time reasonably request with respect to Receivables of U.K. Related Company and such other information reasonably requested by GBC relating thereto.

================================================================================

6.   BORROWER INFORMATION:

            Prior Names of
            Borrower                    S.P. Enterprises, Inc.
            (Section 3.2):              Interactive Creations Acquisition Corp.

            Prior Trade
            Names of Borrower
            (Section 3.2):              N/A

            Existing Trade
            Names of Borrower
            (Section 3.2):              N/A

            Other Locations and
            Addresses (Section 3.3):    See Annex attached hereto.

            Material Adverse
            Litigation (Section 3.10):  See Annex attached hereto.

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

================================================================================

7.   COPYRIGHT REGISTRATION COVENANT
(Section 5.8):           Borrower  agrees  promptly,  and in any event not later
                         than 90 days after the date hereof  (the  "Registration
                         Completion   Date"),  to  have  any  of  its  currently
                         unregistered copyrightable software and software titles
                         registered   with  the   U.S.   Copyright   Office   in
                         Washington,   D.C.  (the  "Copyright  Office")  and  to
                         promptly    provide   GBC   with   evidence   of   such
                         registration.  Borrower  will,  on  an  ongoing  basis,
                         promptly register any future unregistered copyrightable
                         software and software titles with the Copyright Office.
                         Until the  Registration  Completion  Date  Borrower may
                         request Loans  notwithstanding  any noncompliance  with
                         Section 2(e) of the Security  Agreement in  Copyrighted
                         Works  (the  "Copyright  Security  Agreement")  between
                         Borrower   and  GBC  (which   Section   2(e)   requires
                         registration with the Copyright Office of any copyright the sale, licensing or other disposition of which results in any Receivable (a "Copyright Receivable") with respect to which any Loan is requested). Effective the Registration Completion Date, no Loan request may be made with respect to any Copyright Receivables if GBC has not made its filing with the Copyright Office with respect to the copyright giving rise to such Copyright Receivables.

================================================================================

8.   ADDITIONAL PROVISIONS
                         (i) Additional Subsidiaries. (A) If Borrower proposes to incorporate, create or acquire any additional subsidiary, Borrower shall notify GBC thereof, and, if required by the Loan and Security Agreement, obtain GBC's consent thereto. After the incorporation, creation or acquisition of any such subsidiary (subject to obtaining any necessary GBC consent), within five Business Days following receipt by Borrower from GBC of a security agreement, in form and substance satisfactory to GBC, and a guaranty of the Obligations in form and substance satisfactory to GBC, Borrower shall cause such subsidiary to execute and deliver such guaranty and security agreement to GBC. GBC may elect in its sole discretion to waive any such requirement in the case of any non-U.S. subsidiary and any subsidiary that will remain a dormant or shell subsidiary. (B) Within five Business Days after receipt from GBC, Borrower shall cause such subsidiary to have executed and filed any UCC-1 financing statements furnished by GBC in each jurisdiction in which such filing is necessary to perfect the security interest of GBC in the Collateral of such subsidiary and in which GBC requests that such filing be made. (C) Additionally, Borrower and such subsidiary shall have executed and delivered to GBC such other items as reasonably requested by GBC in connection with the foregoing, including resolutions, incumbency and officers' certificates, opinions of counsel, search reports and other certificates and documents.

                         (ii) U.K. Related Company Receivables. (A) In order to be Eligible Receivables, the U.K. Related Company's Receivables (the "U.K. Related Company Receivables") shall be billed from and payable to offices in England (even though bills may be sent to, and payments may be remitted from, other countries). Currencies in which Receivables are denominated shall be acceptable to GBC in its sole discretion. (B) Daily reporting of transactions and daily schedules and assignments of Receivables and schedules of collections, called for by
                         Section 4.3 of the Loan Agreement, will not be required with respect to the Receivables of the U.K. Related Company. Instead, Borrower will provide GBC

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Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         with a monthly Borrowing Base Certificate, in such form as GBC shall from time to time specify, within 10 days after the end of each month, with respect to the U.K. Related Company Receivables. In the event, as of the end of any month, the total of all Loans and all other Obligations secured by all Eligible Receivables (after including the amount of all Eligible Receivables of the U.K. Related Company therein) exceeds the Credit Limit set forth above, Borrower shall immediately pay the amount of the excess to GBC. (C) Delivery of the proceeds of U.K. Related Company Receivables and other Additional Collateral within one business day after receipt, as called for by Sections 4.4 and 5.4 of the Loan Agreement, will not be required. (D) The foregoing provisions of this Section U.K. Related Company shall immediately terminate if any Default or Event of Default occurs and is continuing. Upon any such termination, Borrower shall, then and thereafter, provide GBC with the daily reporting of transactions and daily schedules and assignments of U.K. Related Company Receivables and schedules of collections, as called for by Section 4.3 of the Loan Agreement, and Borrower shall deliver all proceeds of U.K. Related Company Receivables and other Additional Collateral to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 of the Loan Agreement.

                         (iii) Certain Conditions Precedent The availability of Loans secured by Receivables of the U.K. Related Company shall be subject to the condition precedent that GBC shall have received each of the following, in form and substance satisfactory to GBC and its counsel:

                         (i) the U.K. Related Company Security Agreement, duly executed by GBC and U.K. Related Company;

                         (ii) the U.K. Related Company  Guaranty,  duly executed
                              by GBC and U.K. Related Company;

                         (iii)a   certificate   of  the   Secretary   or   other
                              appropriate officer of U.K. Related Company certifying (A) copies of the articles of incorporation and bylaws (or other applicable organizational documents), of U.K. Related Company and the resolutions and other actions taken or adopted by U.K. Related Company authorizing the execution, delivery and performance of the U.K. Documents, and (B) the incumbency, authority and signatures of each officer of U.K. Related Company authorized to execute and deliver the U.K. Documents and act with respect thereto;

                         (iv) a favorable legal opinion of U.K.  counsel to U.K.
                              Related Company as to such matters as GBC may reasonably request; and

                         (v) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of GBC, a perfected first priority pledge of and security interest in the Additional Collateral.

                         (iv) Additional Conditions Precedent. Concurrently, Borrower shall cause U.S. Related Company to execute and deliver to GBC a guaranty with respect to all of the Obligations, together with a security agreement granting a security interest in the assets of U.S.
                         Related Company, each in form and substance satisfactory to GBC. Additionally, Borrower shall cause U.S. Related Company

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         to have executed and filed any UCC-1 financing statements furnished by GBC in each jurisdiction in which such filing is necessary to perfect the security interest of GBC in U.S. Related Company's assets and in which GBC requests that such filing be made, and Borrower and U.S. Related Company shall execute and deliver to GBC such other items as reasonably requested by GBC in connection with the foregoing, including resolutions, incumbency and officers' certificates, opinions of counsel, search reports and other certificates and documents.

                         (v) Corporate Structure. Borrower represents and warrants that its corporate structure is as follows:
                         Borrower owns 100% of the outstanding stock of each Related Company. U.K. Related Company does not and will not do business in the United States and does not and will not own any assets in the United States. U.K. Related Company has no subsidiaries other than Interactive Magic GmbH. Borrower has no other subsidiaries other than as set forth above.

                         (vi). Foreign Law Provisions. (A) Each of Borrower and each Related Company (each an "Obligor") shall pay all amounts of principal, interest, fees and other amounts due under this Agreement and any and all related instruments and agreements (collectively, the "Loan
                         Documents") free and clear of, and without reduction for or on account of, any present and future taxes, levies, imposts, duties, fees, assessments, charges, deductions or withholdings and all liabilities with respect thereto excluding, in the case of GBC, income and franchise taxes imposed on it by the jurisdiction under the laws of which GBC is organized or in which its principal executive offices may be located or any political subdivision or taxing authority thereof or therein, and by the jurisdiction of GBC's lending office and any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes, levies, imposts, duties, fees, assessments, charges, deductions, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted or withheld from any payment, Obligor shall increase the amount paid so that GBC receives when due (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including deductions or withholdings applicable to additional sums payable under this Section), the full amount of the payment provided for in the Loan Documents. (B) If an Obligor makes any payment hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish to GBC an original or certified copy of a receipt evidencing payment thereof, together with such other information and documents as GBC may reasonably request. If no Taxes are payable in respect of any payment hereunder or in connection herewith, the Obligor shall, upon request of GBC, furnish to GBC a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to GBC, in either case stating that such payment is exempt from or not subject to Taxes. (C) If GBC is required by law to make any payment on account of
                         Taxes, or any liability in respect of any Tax is imposed, levied or assessed against GBC, the Obligor shall indemnify GBC for and against such payment or liability, together with any incremental taxes, interest or penalties, and all costs and expenses, payable or incurred in connection therewith, including Taxes imposed on amounts payable under this Section 8, whether or not such payment or liability was correctly or legally asserted. A certificate of GBC as to the amount of any such payment shall, in the absence of manifest error, be conclusive and binding for all purposes. (D) The Obligor

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         agrees to indemnify GBC against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents. (E) Payment in U.S. Dollars of all amounts due under the Loan Documents is of the essence, and U.S. Dollars shall be the currency of account in all events. The payment obligations of an Obligor under the Loan Documents shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to U.S. Dollars and transfer to GBC under normal banking procedures (after premium and costs of exchange) does not yield the amount of U.S. Dollars due under the Loan Documents. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in U.S. Dollars into another currency (the "Other Currency"), the rate of exchange used shall be that at which in accordance with normal banking procedures GBC could purchase U.S. Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of any Obligor in respect of any such sum due from it to GBC under the Loan Documents shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by GBC of any sum adjudged to be so due in the Other Currency, GBC may in accordance with normal banking procedures purchase U.S. Dollars with the Other Currency; if the U.S. Dollars so purchased are less than the sum originally due to GBC in U.S. Dollars, each Obligor agrees, as a separate and independent obligation and notwithstanding any such judgment, to indemnify GBC against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to GBC in U.S. Dollars, GBC agrees to remit to Borrower such excess.

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

Borrower:                               GBC:

INTERACTIVE MAGIC, INC.                 GREYROCK BUSINESS CREDIT,
                                        a Division of NationsCredit Commercial
                                        Corporation

By:  /s/ Robert L. Pickens              By: /s/ Lisa Nagano
   --------------------------------         ---------------------------------
   President or Vice President          Title:  Vice President
                                               ------------------------------

By: /s/ William J. Kaluza
   --------------------------------
   Secretary



iMAGIC ONLINE CORPORATION


By:  /s/ Robert L. Pickens
   --------------------------------
   President or Vice President

By:  /s/ William J. Kaluza
   --------------------------------
   Secretary


U.K. RELATED COMPANY CONSENT

INTERACTIVE MAGIC (UK) LTD.


By:  /s/ Robert L. Pickens
   --------------------------------
Title: Director
      -----------------------------

By:  /s/ Nina Jo C. Rutledge
   --------------------------------
Title: Secretary
      -----------------------------

Greyrock Business Credit                Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                    Annex to
                     Schedule to Loan and Security Agreement


6.   Borrower Information:

     (a)  Other Locations and Addresses (Section 3.3):

          Interactive Magic, Inc.
          215 Southport Drive, Suite 1000
          Morrisville, NC 27560

          iMagic Online Corporation
          1701 W. Northwest Hwy., Suite 220
          Grapevine, TX 76051

          Interactive Magic (UK) Ltd.
          Ginger's Court
          1st Floor
          36 A High Street
          Bracknell Berkshire RG121HE
          UK

          Interactive Magic Germany GmbH
          Diesselstr. 66
          D-333334 Gutersloh
          Germany

          BB&T
          200 E. Chatham Street
          Cary, NC 27512

          First Charter Bankcard Division
          11620 Wilshire Boulevard
          W. Los Angeles, CA 90025

          First State Bank, Grapevine
          1400 South Main
          Grapevine, TX 76051

          Saturn Solutions, Inc.
          38 River Road
          Essex Junction, VT 05452

          PBM Graphics, Inc.
          2520 South Tri Center Blvd.
          Durham, NC 27713


   (b) Material Adverse Litigation (Section 3.10) Carol Levy, on behalf of the Public v. Interactive Magic, Inc. Suit No. 98-01228 (Contra Costa County, March 23, 1998). False advertising Suit based on packaging of Air Warrior III.


                                     9

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